UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2003

First Colonial Group, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11526	23-2228154

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

76 S. Main Street, Nazareth, PA	18064

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  610-746-7300

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1    Recent Developments of First Colonial Group, Inc. contained in the Pre-Effective Amendment No. 1 to KNBT Bancorp, Inc.’s Registration Statement on Form S-1.

ITEM 9.    REGULATION FD DISCLOSURE

In accordance with SEC Release No. 34-47583 the following information is being furnished under “Item 12. Results of Operations and Financial Condition.”

On July 18, 2003, the Registrant disclosed certain information concerning the financial position and results of operations of First Colonial Group, Inc. at and for the periods ended June 30, 2003, as well as certain comparison periods, in the Pre-Effective Amendment No. 1 to KNBT Bancorp, Inc.’s Registration Statement on Form S-1. A copy of the disclosure is attached as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COLONIAL GROUP, INC.

Date:	July 21, 2003	By:	/s/ REID L. HEEREN
Reid L. Heeren Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.

99.1    Recent Developments of First Colonial Group, Inc. contained in the Pre-Effective Amendment No. 1 to KNBT Bancorp, Inc.’s Registration Statement on Form S-1.